UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

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THE PRUDENTIAL SERIES FUND

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

THE PRUDENTIAL SERIES FUND

SP Prudential U.S. Emerging Growth Portfolio

655Broad Street, 17th Floor Newark, New Jersey 07102

INFORMATION STATEMENT

April 18, 2019

To the Shareholders:

At a regular in-person meeting held on September 12-13, 2018, the Board of Trustees (the Board) of The Prudential Series Fund approved a new subadvisory agreement for the SP Prudential U.S. Emerging Growth Portfolio (the Portfolio). Effective January 28, 2019, J.P. Morgan Investment Management Inc. (J.P. Morgan) became the subadviser to the Portfolio, replacing Jennison Associates, LLC (Jennison).

PGIM Investments LLC (PGIM Investments), as the investment manager to the Portfolio, has entered into a new subadvisory agreement with J.P. Morgan relating to the Portfolio (the New Subadvisory Agreement). The investment management agreement relating to the Portfolio will not change as a result of J.P. Morgan's replacement of Jennison as subadviser to the Portfolio. PGIM Investments will continue to manage the Portfolio.

This information statement describes the circumstances surrounding the Board's approval of the New Subadvisory Agreement and provides you with an overview of its terms. This information statement does not require any action by you. It is provided to inform you about a change in subadvisory arrangements.

By order of the Board,

Andrew R. French

Secretary

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PSFUSEDIS2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

THE PRUDENTIAL SERIES FUND

SP Prudential U.S. Emerging Growth Portfolio

655Broad Street, 17th Floor Newark, New Jersey 07102

INFORMATION STATEMENT

April 18, 2019

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the SP Prudential U.S. Emerging Growth Portfolio (the Portfolio), a series of The Prudential Series Fund (PSF or the Trust), pursuant to the terms of an exemptive order (the Manager-of-Managers Order) issued by the Securities and Exchange Commission (the SEC). The Manager-of-Managers Order permits the Portfolio's investment manager to hire new subadvisers that are not affiliated with the investment manager, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust (collectively referred to herein as the Board or Trustees), without obtaining shareholder approval.

PSF is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). PSF is organized as a Delaware statutory trust. The Portfolio is a series of the Trust.

The principal executive offices of PSF are located at 655 Broad Street, 17th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments or the Manager) serves as the investment manager of the Portfolio.

This information statement relates to the approval by the Board of a new subadvisory agreement for the Portfolio (the New Subadvisory Agreement) with J.P. Morgan Investment Management Inc. (J.P. Morgan). At a regular in-person meeting held on September 12-13, 2018 (the Meeting), the Board, including a majority of the Trustees who were not parties to the New Subadvisory Agreement and were not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved the New Subadvisory Agreement between the Manager and J.P. Morgan. The New Subadvisory Agreement relates to the appointment of J.P. Morgan to replace Jennison Associates, LLC (Jennison) as the subadviser to the Portfolio. The New Subadvisory Agreement became effective on January 28, 2019.

The investment objective of the Portfolio has not changed. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreement. The investment management agreement with the Manager was last approved by the Board, including a majority of the Independent Trustees, at the June 2018 Board meetings.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about

May 3, 2019 to shareholders investing in the Portfolio as of January 28, 2019.

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NEW SUBADVISORY AGREEMENT

Approval of the New Subadvisory Agreement

As required by the 1940 Act, the Board considered the New Subadvisory Agreement between the Manager and J.P. Morgan with respect to the Portfolio. The New Subadvisory Agreement with J.P. Morgan relates to the appointment of J.P. Morgan to replace Jennison as the new subadviser for the Portfolio. The Board, including all of the Trustees who were not parties to the New Subadvisory Agreement and were not interested persons of any such party, as defined in the 1940 Act (the Independent Trustees), met on September 12-13, 2018 (the Meeting) and approved the New Subadvisory Agreement for an initial two year period, after concluding that approval of the New Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Meeting, the Board requested and received materials relating to the New Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the New Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by J.P. Morgan; comparable performance information; the fees paid by the Manager to J.P. Morgan; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to J.P. Morgan. In connection with its deliberations, the Board considered information provided by the Manager and J.P. Morgan at or in advance of the Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board's decision to approve the New Subadvisory Agreement with respect to the Portfolio.

The Board determined that the overall arrangement between the Manager and J.P. Morgan is appropriate in light of the services to be performed and the fee arrangements under the New Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board's approval of the New Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Jennison under the prior subadvisory agreement (the Prior Subadvisory Agreement) and those that would be provided by J.P. Morgan under the New Subadvisory Agreement, as proposed, noting that the nature and extent of services under the old and new agreements were generally similar in that Jennison and J.P. Morgan were each required to provide day-to-day portfolio management services and comply with all Portfolio policies, and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of J.P. Morgan who would be responsible for the Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to J.P. Morgan. The Board noted that it received favorable compliance reports from PSF's Chief Compliance Officer as to J.P. Morgan. The Board also noted that J.P. Morgan provides subadvisory services to other portfolios overseen by the Board.

The Board concluded that, based on the nature of the proposed services to be rendered, the background information that it reviewed about J.P. Morgan, and its experience with J.P. Morgan with respect to other portfolios overseen by the Board, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by J.P. Morgan.

Performance

The Board received and considered information regarding the investment performance in funds and other accounts managed by J.P. Morgan that use investment strategies similar to the investment strategies to be used by J.P. Morgan for the Portfolio, as well as a comparison of such performance information against the relevant benchmark index. The Board concluded that it was satisfied with the performance record of J.P. Morgan.

Subadvisory Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable from the Manager to J.P. Morgan under the New Subadvisory Agreement. The Board considered that, based on the average net assets of approximately $250 million in the Portfolio, as of June 30, 2018, the effective subadvisory fee rate that would be paid to J.P. Morgan under the New Subadvisory Agreement is higher than the effective subadvisory fee rate paid to Jennison under the Prior Subadvisory Agreement (i.e., 0.30% of the Portfolio's average daily net assets). The Board considered that subadvisory fees are paid by the

Manager to the relevant subadviser(s) for a portfolio, and therefore any change in the subadvisory fee rate will not change the investment management fee paid by the Portfolio or its shareholders. Instead, the increase in the effective subadvisory fee rate for the Portfolio will decrease the net investment management fee retained by the Manager. The Board noted that it would review the management fee paid to the Manager by the Portfolio and the subadvisory fee paid by the Manager to J.P. Morgan in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee rates were reasonable.

Profitability

Because the engagement of J.P. Morgan is new, there is no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. As a result, the Board did not consider this factor.

The Board also noted that since J.P. Morgan is not affiliated with the Manager, the revenues derived by J.P. Morgan under the New Subadvisory Agreement would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager, such as J.P. Morgan, may not be as significant as the Manager's profitability given the arm's-length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadvisers, as well as the fact that the Manager compensates the subadvisers out of its management fee.

The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Portfolio under the New Subadvisory Agreement contained breakpoints that reduce the fee rates on assets above specified levels. The Board noted that it would consider economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to J.P. Morgan

The Board considered potential "fall out" or ancillary benefits anticipated to be received by J.P. Morgan and its affiliates in connection with the Portfolio. The Board concluded that any potential benefits to be derived by J.P. Morgan were consistent with those generally derived by other subadvisers to other PSF portfolios, and similar to the benefits derived by J.P. Morgan in connection with its management of other portfolios overseen by the Board, which are reviewed on an annual basis and which were considered in connection with the renewal of the advisory agreements for the other portfolios overseen by the Board for which J.P. Morgan provides subadvisory services at the June 2018 Board meeting. The Board also concluded that any potential benefits to be derived by J.P. Morgan included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the New Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreement is attached as Exhibit A.

Information about J.P. Morgan

J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2018, J.P. Morgan and its affiliated companies had approximately $1,659,338 million in assets under management worldwide. J.P. Morgan's address is 383 Madison Avenue, New York, New York 10179.

Additional information about J.P. Morgan is attached as Exhibit B.

Terms of the New Subadvisory Agreement

The material terms of the New Subadvisory Agreement are substantially similar to the material terms of the Prior Subadvisory Agreement. J.P. Morgan is compensated by the Manager (and not the Portfolio) for the assets of the Portfolio it manages. The prior subadvisory fee rates paid to Jennison under the Prior Subadvisory Agreement, the subadvisory fee rates to be paid to J.P. Morgan under the New Subadvisory Agreement, and the subadvisory fees paid to Jennison for the fiscal year ended December 31, 2018 are set forth below:

		Subadvisory Fees Paid for the
Prior Subadvisory Fee Rate	New Subadvisory Fee Rate*	Fiscal Year Ended
		December 31, 2018
0.30% of average daily net assets	0.40% of average daily net assets to $100 million;	$746,313
	0.36% of average daily net assets on next $900
	million;
	0.35% of average daily net assets over $1 billion

*In the event J.P. Morgan invests Trust assets in other pooled investment vehicles it manages or subadvises, J.P. Morgan will waive its subadvisory fee for the Trust in an amount equal to the acquired fund fee paid to J.P. Morgan with respect to the Trust assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

The New Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board, J.P. Morgan is responsible for managing the investment operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, J.P. Morgan will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

The New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) the New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust's investment management agreement (the Management Agreement) with the Manager, and (iii) the New Subadvisory Agreement may be terminated at any time by J.P. Morgan or by the Manager on not more than 60 days', nor less than 30 days', written notice to the other party to the New Subadvisory Agreement.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, J.P. Morgan will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 17th Floor, Newark, NJ 07102. PGIM Investments serves as investment manager to the Portfolio.

As of December 31, 2018, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $260.5 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the oversight of the Trust's Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreement. The Management Agreement was last approved by the Trustees, including a majority of the Independent Trustees, at the Meeting.

The Manager is specifically responsible for supervising and managing the Portfolio and J.P. Morgan. In this capacity, the Manager reviews the performance of the Portfolio and J.P. Morgan and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios of the Trust, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investments Research Group (SIRG), a unit of PGIM Investments, to assist in regularly evaluating and supervising the Portfolio and J.P. Morgan, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively manage the Portfolio and J.P. Morgan. The Manager utilizes this data in directly supervising the Portfolio and J.P. Morgan. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust's corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust's custodian or the Trust's transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

∙furnishing of office facilities;

∙paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;

∙monitoring financial and shareholder accounting services provided by the Trust's custodian and transfer agent;

∙providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;

∙monitoring, together with J.P. Morgan, the Portfolio's compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

∙preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;

∙preparing and filing with the SEC on Form N-CSR the Trust's annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;

∙preparing and filing with the SEC required quarterly reports of portfolio holdings on Form N-Q (or, once Form N-Q is rescinded, Form N-Port);

∙preparing and filing the Trust's registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;

∙preparing compliance, operations and other reports required to be received by the Trust's Board and/or its committees in support of the Board's oversight of the Trust; and

∙organizing regular and any special meetings of the Board, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

∙the salaries and expenses of all of their and the Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or J.P. Morgan;

∙all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust's business, other than those assumed by the Trust, as described below;

∙the fees, costs and expenses payable to J.P. Morgan pursuant to the New Subadvisory Agreement; and

∙with respect to the compliance services provided by the Manager, the cost of the Trust's Chief Compliance Officer, the Trust's Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust's compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and J.P. Morgan.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

∙the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Manager;

∙the fees and expenses of Trustees who are not affiliated persons of the Manager or J.P. Morgan;

∙the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares;

∙the charges and expenses of the Trust's legal counsel and independent auditors;

∙brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;

∙all taxes and corporate fees payable by the Trust to governmental agencies;

∙the fees of any trade associations of which the Trust may be a member;

∙the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;

∙the cost of fidelity, directors and officers, and errors and omissions insurance;

∙the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;

∙allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and

∙litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The tables below set forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

		Aggregate
		Investment
Portfolio	Investment Management Fee Rate	Management Fees
		for the most recently
		completed fiscal year
SP Prudential U.S. Emerging	0.60% of average daily net assets	$1,492,631
Growth Portfolio

Directors and Officers of PGIM Investments

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 17th Floor, Newark, NJ 07102. None of the officers or directors of PGIM Investments are also officers or directors of J.P. Morgan.

Name	Position with PGIM Investments	Principal Occupations

Stuart S. Parker	Chief Executive Officer, Chief	President of PGIM Investments LLC (since
	Operating Officer, Officer-in-Charge,	January 2012); Executive Vice President of
	President	Prudential Investment Management Services
LLC (since December 2012); formerly Executive
Vice President of Jennison Associates, LLC and
Head of Retail Distribution of PGIM
Investments LLC (June 2005-December 2011).
Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments.*
Name	Position with Trust	Position with PGIM Investments

Timothy S. Cronin	President	Senior Vice President
Raymond A. O'Hara	Chief Legal Officer	Chief Legal Officer and Secretary
Andrew R. French	Secretary	Assistant Secretary and Vice President
Edward C. Merrill	Vice President	Vice President
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President
Chad Earnst	Chief Compliance Officer	Chief Compliance Officer

Dino Capasso	Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance
Officer
Christian J. Kelly	Treasurer & Principal Financial and	Vice President and Assistant Treasurer
Accounting Officer

* Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, 225 Liberty Street, New York, NY 10286, serves as custodian for the Portfolio's securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Sub-custodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 17th Floor, Newark, NJ 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio's transfer agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Investment Management Services LLC (PIMS) distributes the shares of the Portfolio under a Distribution Agreement with PSF. PIMS' principal business address is 655 Broad Street, Newark, New Jersey 07102.

Class I and Class II shares of the Portfolio are sold without any sales charge at the net asset value of the Portfolio. Under the Distribution Agreement, Class II shares are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Class I shares do not pay a 12b-1 fee.

For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PIMS:

Portfolio	Amount Paid
SP Prudential U.S. Emerging Growth Portfolio	$1,467
Administration

Class II shares of the Portfolio are also subject to an administration fee payable to PIMS of 0.15% of the average daily net assets of Class II. Class I shares do not pay an administration fee to PIMS.

For the most recently completed fiscal year, the Portfolio incurred the following amount of administration fees for services provided by PIMS:

Portfolio	Amount Paid
SP Prudential U.S. Emerging Growth Portfolio	$880
Brokerage

For the most recently completed fiscal year, the Portfolio paid the following brokerage commissions to affiliated and non- affiliated broker-dealers:

Portfolio	Amount Paid
SP Prudential U.S. Emerging Growth Portfolio	$99,468
Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement.

Shareholder Proposals

The Trust, as a Delaware statutory trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or PSF's Trust Agreement and Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement, because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust's annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust's most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit C to this information statement.

Andrew R. French

Secretary

Dated: April 18, 2019

EXHIBIT A

THE PRUDENTIAL SERIES FUND

SP Prudential U.S Emerging Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 17th day of December 2018 between PGIM Investments LLC (PI or the Manager), a New York limited liability company and J.P. Morgan Investment Management Inc., a Delaware corporation, (JPMorgan or the Subadviser) and effective as of a date mutually agreed upon by Manager and Subadviser,

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated January 1, 2006, with The Prudential Series Fund, a Delaware statutory trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually, a Portfolio or the Trust and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Manager (the "Allocated Portion"), including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of the Allocated Portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust that are not inconsistent with the Trust Documents), co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal laws and regulations. In addition, the Subadviser shall manage the Allocated Portion in conformity with applicable state laws and regulations and such state insurance laws as Manager informs Subadviser are applicable to the Trust ("State Insurance Laws"). In connection therewith, the Subadviser shall, among other things, assist the Manager in the preparation and filing of such reports as the Trust is, or may in the future be, required to file with the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Trust Documents.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by the Allocated Portion, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In executing transactions for the Trust and selecting Brokers, the Subadviser will use its best efforts to seek on behalf of the Trust the best overall terms available. Within the framework of this policy, the Subadviser shall consider all the factors that it deems relevant including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the Broker, the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis and the research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain the best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the Manager or Subadviser determine(s) in good faith that such commission was reasonable in relation to the value of the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Trust and other accounts as to which they or it or an affiliate may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act). On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. The Manager recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Trust.

(iv)The Manager hereby authorizes Subadviser to open accounts and execute documents, representations, warranties, indemnities and representation letters in the name of, binding against and on behalf of the Trust, including without limitation, futures account agreements and master agreements related to derivatives transactions for all purposes necessary or desirable in Subadviser's view to effectuate Subadviser's activities under this Agreement. The Manager acknowledges that the Subadviser is exempt from any requirement to deliver a disclosure document to the Manager or the Trust under Commodity Futures Trading Commission ("CFTC") rules.

(v)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(vi)The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the Allocated Portion, and shall provide the Manager with such information upon request of the Manager.

(vii)The Subadviser and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii)The Manager acknowledges that investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Manager agrees that Subadviser may give advice and take action with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Trust. It is Subadviser's policy, to the extent practicable, to allocate investment opportunities among clients over a period of time on a fair and equitable basis. Manager recognizes that Subadviser, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price. It is understood that Subadviser shall not have any obligations to purchase or sell, or to recommend for purchase or sale, for the Trust any security which Subadviser or its affiliates, their directors, officers, principals or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of Subadviser such transaction or investment appears unsuitable, impractical or undesirable for the Trust, except as required by law. Nothing in this Agreement will in any way limit or restrict Subadviser or any of its respective officers, directors, principals, affiliates or employees from buying, selling or trading in any securities for its or their own accounts or other accounts. Manager acknowledges and agrees that Subadviser and its affiliates may make different investment decisions with respect to each of its clients or for its own account, and that such fact shall not be relied upon by Manager or any of Manager's agents or representatives as evidence of a breach of Subadviser 's duties hereunder. Nothing in this Agreement shall limit or restrict the right of the Subadviser, the Manager, the Trust, or any of their respective directors, officers, affiliates or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

(ix)The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(c)The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Manager promptly upon

(i)a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) to the extent permitted by law, regulation, regulatory requirement or the Subadviser's policy, the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(d)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures designed to comply with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable federal regulations and state law and/or requirements, State Insurance Laws and applicable rules of any self-regulatory organization.

(e)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures designed to comply with the 1940 Act, the Advisers Act, and other applicable federal laws and regulations, state law and/or requirements and State Insurance Laws. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(f)The Subadviser shall furnish to the Manager copies of (i) all records prepared in connection with the performance of this Agreement and (ii) any reports prepared for external distribution in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(g)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Allocated Portion, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(h)The Subadviser agrees to provide reasonable assistance to the Manager or the Trust's Custodian in determining the value of any of the Trust's portfolio investments. Such reasonable assistance shall include (but is not limited to): (i) upon the request of the Manager or the Trust's Custodian, assisting in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to portfolio investments; and (ii) notifying the Manager in the event the Subadviser has reason to believe that the price it has received for a portfolio investment held by the Allocated Portion does not appear to reflect corporate actions, news, significant events or such investment otherwise requires review to determine if fair valuation may be necessary under the Trust's valuation procedures. Upon reasonable request from the Manager, the Subadviser shall make its employees and officers reasonably available for consultation with the valuation committee of the Trust or the Manager to assist it in its valuation of the investments of the Trust as the valuation committee or the Manager may request from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(i)The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Manager if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(j)The Subadviser shall comply with the applicable portions of the Trust's Documents provided to the Subadviser by the Manager. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(k)The Subadviser shall keep the Trust's Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Manager that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Allocated Portion, cash requirements and cash available for investment in the Allocated Portion, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the Allocated Portion as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4.The Subadviser acknowledges that, in the course of its engagement by the Manager, the Manager may disclose to the Subadviser confidential and proprietary information of the Manager. Such information is collectively referred to as "Manager Confidential Information." Manager Confidential Information includes the Manager's business and other proprietary information, written or oral. The Subadviser further represents and warrants the following:

(b)Subadviser and its parent company, JPMorgan Chase & Co. ("JPMC"), have implemented and currently maintain an effective information security program (the "Information Security Program") which includes administrative, technical, and physical safeguards and other security measures necessary to protect (i) the security and confidentiality of Manager Confidential Information; (ii) against anticipated threats or hazards to the security or integrity of Manager Confidential Information; and (iii) against unauthorized access to, destruction, modification, disclosure or use of Manager Confidential Information.

(c)The Information Security Program complies with applicable laws and regulations with respect to the privacy and data security of Manager Confidential Information.

(d)The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Manager Confidential Information to the minimum number of the Subadviser's employees who require such access in order to provide the services to the Manager.

(e)JPMC conducts risk assessments as JPMC determines to be reasonably necessary to identify and assess risks to the security, confidentiality, and integrity of Manager Confidential Information; and evaluates, where necessary, the effectiveness of its information security controls.

(f)In the event that Subadviser confirms unauthorized access, disclosure, or material damage to Manager Confidential Information (each a "Security Incident"), the Subadviser shall notify the Manager as soon as reasonably practicable.

(g)The Subadviser shall provide the Manager with information related to the Information Security Program.

(h)Upon Manager's request, Subadviser will include a member(s) of its staff that is familiar with the Information Security Program in the periodic due diligence meetings with Manager's staff to provide a presentation and answer questions on the Information Security Program.

5.(a) The Subadviser will not engage any third party to provide discretionary investment management services to the Allocated Portion without the express written consent of the Manager. The Subadviser may employ an affiliate or a third party to perform administrative duties such as accounting, reporting, proxy voting and other ancillary services without the prior consent of the Manager. In either case, the Subadviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve the Subadviser of any of its obligations under this Agreement. The Subadviser agrees that it remains liable to the Manager for an affiliate's or third party's compliance with this Agreement, applicable regulations and requirements to the same extent as if the Subadviser itself had acted or failed to act instead of the affiliate or third party.

(b)Notwithstanding any other provision of the Agreement, the Subadviser: (i) may provide information about the Manager and the Trust to any affiliate or any unaffiliated third party for purposes of this Section 5; and (ii) shall ensure that any affiliate or unaffiliated third party to which services have been delegated hereunder is subject to confidentiality and non-disclosure obligations that are substantially similar to the confidentiality and non-disclosure obligations to which the Subadviser is subject under this Agreement.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, and their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a direct result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, and their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a direct result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Neither the Manager nor the Subadviser shall be liable for any special, consequential, incidental or punitive damages.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Manager delegates to the Subadviser management of all or a portion of a Portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated Portfolio or portion thereof shall commence as of the close of business on the date the Manager begins the transition process to allocate management responsibility to the Subadviser. The Manager will commence the transition process for the Allocated Portion of the Portfolio listed on Schedule A at the close of business on a date mutually agreed upon by the Manager and the Subadviser and the Subadviser will become a subadviser of the Portfolio at that time. Notwithstanding anything to the contrary in the foregoing, if the Manager engages a transition manager to execute purchases and sales in the delegated Portfolio or delegated portion thereof, the Subadviser will not be liable for any actions or omissions of such transition manager.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments LLC); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 270 Park Avenue, Floor 22, New York, N.Y. 10017, Attention: Scott Moritz.

8.During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

9.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

10.This Agreement shall be governed by the laws of the State of New York.

11.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

12.The Manager and the Trust each acknowledges that the Subadviser operates so as to comply with all applicable federal, state and local laws relating to the prevention of money laundering and terrorist financing. The Manager and the Trust each hereby acknowledges that it or its service provider agent has policies and procedures in place designed to comply with Anti -Money Laundering ("AML") requirements in the United States, including the Bank Secrecy Act as amended by the USA PATRIOT ACT as amended, and other applicable laws and regulations in those jurisdictions where the Manager or the Trust operate, relating to the prevention of money laundering and terrorist financing ("AML Program"). The Manager and the Trust each also acknowledges that it or its service provider agent has policies and procedures in place designed to comply with the prohibitions and restrictions mandated by the U.S. Treasury Department's Office of Foreign Assets Control and all other sanctions laws and regulations applicable in the jurisdictions in which it operates. To the knowledge of the Manager and the Trust, any solicitations and other activities by it or, as applicable, its service providers in connection with the Trust have been and will be conducted in accordance with such applicable AML and sanctions laws and regulations

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By: /s/ Scott Moritz

Name: Scott Mortiz

Title: Vice President

SCHEDULE A

THE PRUDENTIAL SERIES FUND

As compensation for services provided by J.P. Morgan Investment Management Inc. (J.P. Morgan), PGIM Investments LLC will pay J.P. Morgan a subadvisory fee on the average daily net assets managed by J.P. Morgan that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*

SP Prudential U.S. Emerging Growth Portfolio	0.40% of average daily net assets to $100 million;
0.36% of average daily net assets on next $900 million; and
0.35% of average daily net assets over $1 billion

*In the event J.P. Morgan invests Trust assets in other pooled investment vehicles it manages or subadvises, J.P. Morgan will waive its subadvisory fee for the Trust in an amount equal to the acquired fund fee paid to J.P. Morgan with respect to the Trust assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: December 17, 2018

EXHIBIT B

MANAGEMENT OF J.P MORGAN INVESTMNT MANAGEMENT INC. (J.P. Morgan)

J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2018, J.P. Morgan and its affiliated companies had approximately $1,659,338 million in assets under management worldwide. J.P. Morgan's address is 383 Madison Avenue, New York, New York 10179. The table below lists the names, addresses, and positions of J.P. Morgan's principal executive officer and each of its directors.

Name & Address*	Position
George CW Gatch	Director/Chairman/Managing Director

Lawrence M. Unrein	Director/CIO and Global Head of Private Equity/Managing Director
Scott E. Richter	Secretary/Managing Director
1111 Polaris Parkway,
Columbus, OH 43240

Paul A. Quinsee	Director/Global Head of Equities/Managing Director
Andrew R. Powell	Director/Managing Director/Senior Business Manager
John T. Donohue	Director/President/CEO/Managing Director
Joy C. Dowd	Director/Head of Client Services/Managing Director

Robert C. Michele	Director/CIO and Head of Global Fixed Income. Currency & Commodities/Managing Director
John M. O'Brien	Director/Co-Head of Asset Management Solutions/Managing Director

Mark A. Egert	Chief Compliance Officer/Managing Director
Michael A. Camacho	Director/Global Head of Beta

Anton C. Pil	Director/Global Head of Real Assets/Managing Director
277 Park Avenue,
New York, NY 10172
Megan A. McClellan	Director/Treasurer/CFO/Managing Director

*The principal mailing address of the principal executive officer and each director is 277 Park Avenue, New York, NY 10172, unless otherwise noted.

COMPARABLE FUNDS FOR WHICH J.P. MORGAN

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable funds to which J.P. Morgan provides investment advisory services, other than the Portfolio:

Fund	Net Assets in Millions	Fee Paid to J.P. Morgan
	(as of December 31, 2018)

SA JPMorgan Mid-Cap Growth Portfolio	$330	$1,503,096

JNL/JPMorgan MidCap Growth Fund	$1,821	$7,911,722

B-1

EXHIBIT C

SHAREHOLDER INFORMATION

As of April 4, 2019, the Trustees and officers of PSF, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of April 4, 2019, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage

SP Prudential U.S.	PRUCO Life Insurance Company	Attn: Separate Accounts 7th	8,077,035.021	/ 52.04%
Emerging Growth	PLAZ Life	Floor
Portfolio		213 Washington Street
		Newark, NJ 07102

	PRUCO Life Insurance Company	Attn: Separate Accounts 7th	5,881,076.256	/ 37.90%
	PLAZ Annuity	Floor
		213 Washington Street
		Newark, NJ 07102
	PRUCO Life Insurance Company	Attn: Separate Accounts 7th	1,046,545.154	/ 6.74%
	PLNJ Life	Floor
		213 Washington Street
		Newark, NJ 07102

C-1

THE PRUDENTIAL SERIES FUND

SP Prudential U.S. Emerging Growth Portfolio

655Broad Street, 17th Floor Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET

AVAILABILITY OF INFORMATION STATEMENT

(the Notice)

The Information Statement referenced in this Notice is available at:

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding the appointment of a new subadviser and a new subadvisory agreement for the SP Prudential U.S. Emerging Growth Portfolio (the Portfolio), a series of The Prudential Series Fund (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio's website to review a complete copy of the Information Statement, which contains important information about the new subadviser and subadvisory agreement.

As discussed in the Information Statement, at a regular in-person meeting held on September 12-13, 2018, the Board of Trustees (the Board) of the Trust approved a new subadvisory agreement for the Portfolio. Effective January 28, 2019, J.P. Morgan Investment Management Inc. (J.P. Morgan) became the subadviser to the Portfolio, replacing Jennison Associates, LLC (Jennison).

PGIM Investments LLC (PGIM Investments or the Manager), as the investment manager to the Portfolio, has entered into a new subadvisory agreement with J.P. Morgan relating to the Portfolio. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of J.P. Morgan's replacement of Jennison as subadviser to the Portfolio. PGIM Investments will continue to manage the Portfolio.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about May 3, 2019 to all shareholders of record as of the close of business on January 28, 2019. A copy of the Information Statement will remain on the Portfolio's website until August 1, 2019.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until August 1, 2019. To ensure prompt delivery, you should make your request no later than July 17, 2019. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust's address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only. You are not required to take any action.

PSFUSEGIS